                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (AMENDMENT NO. 1)

Filed  by  the  Registrant                                 (X)
Filed  by  a  Party  other  than  the  Registrant          ( )

Check  the  appropriate  box:

(X)     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  Pursuant  to  Section  240.14a-12

                            DURO ENZYME PRODUCTS INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                ------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)   No  fee  required

( )   Fee computed on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )       Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
     2)     Form,  Schedule  or  Registration  Statement  No.:
     3)     Filing  Party:
     4)     Date  Filed:

                            DURO ENZYME PRODUCTS INC.
                              20436 FRASER HIGHWAY
                              LANGLEY, BC  V3A 4G2
                              TEL:  (604) 514-3044
                              FAX:  (604) 514-3309


     NOTICE OF CONSENT REQUESTED FROM SHAREHOLDERS WITHOUT A SPECIAL MEETING


TO  THE  SHAREHOLDERS  OF  DURO  ENZYME  PRODUCTS  INC.

NOTICE IS HEREBY GIVEN that the Board of Directors of Duro Enzyme Products Inc., a Nevada corporation (the "Company") are soliciting the written consent and approval from the shareholders of the Company to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

1. the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each 50 currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock (the "Reverse Split");

2. the amendment to the Articles of Incorporation to change the name of the Company from "DURO ENZYME PRODUCTS INC." to "EAPI ENTERTAINMENT, INC."; and

3. the amendment to the Articles of Incorporation to decrease the number of authorized shares of the common stock of the Company to 500,000,000 shares.

Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposals. The Board of Directors has fixed the close of business on April 7, 2003, as the record date (the "Record Date") for the determination of the stockholders entitled to vote on the corporate actions for which consent and approval is being solicited.




The Board of Directors has fixed the close of business on May 14, 2003 as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common stock to effect the action on the proposals for which action is being sought. Shares can be voted only if the holder completes, signs and returns the Consent/Proxy form concerning the proposals for which consent and approval is being solicited by the Board of Directors of the Company.



The officers and directors of the Company request that you vote in connection with the corporate action upon which consent and approval is being solicited. To insure your participation, you are urged to mark, date, sign and return the enclosed Consent/Proxy as promptly as possible.

     YOU MAY REVOKE YOUR CONSENT/PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENTS/PROXIES BECOMES EFFECTIVE.

By  Order  of  the  Board  of  Directors,

/s/ PERRY SMITH

PERRY  SMITH,  President


April  29,  2003



                                        IMPORTANT


SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED CONSENT/PROXY TO THE COMPANY PRIOR TO MAY 14, 2003.

                            DURO ENZYME PRODUCTS INC.
                              20436 FRASER HIGHWAY
                              LANGLEY, BC  V3A 4G2

                              TEL:  (604) 514-3044
                              FAX:  (604) 514-3309


                              CONSENT  STATEMENT

This Consent Statement and the accompanying consent/proxy card are furnished to the holders of the Common Stock of Duro Enzyme Products Inc., a Nevada corporation (the "Company") by the Board of Directors of the Company (the "Board") in connection with the solicitation of written consents from shareholders of the Company to take action by shareholders consent as specified herein without the necessity of holding a Special Meeting of the Shareholders, as permitted by Nevada law.

The Board is asking the holders of common stock of the Company to consent in writing and approve the following proposed corporate actions (the "Proposed Corporate Actions"):

1. the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each 50 currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock (the "Reverse Split");

2. the amendment to the Articles of Incorporation to change the name of the Company from "DURO ENZYME PRODUCTS INC." to "EAPI ENTERTAINMENT, INC."; and

3. the amendment to the Articles of Incorporation to decrease the number of authorized shares of the common stock of the Company from 3,200,000,000 shares to 500,000,000 shares.

The Company's board of directors approved and recommended the shareholders of the Company approve the Proposed Corporate Actions pursuant to a written consent dated March 24, 2003. If each of the Proposed Corporate Actions are approved by the shareholders of the Company, the amendments to the Articles of Incorporation of the Company will be effected by the filing of Restated Articles of Incorporation with the Secretary of State of Nevada. A copy of the form of Restated Articles of Incorporation to be filed as attached to this Consent Statement as Exhibit No. 1.



This Consent Statement, together with the Notice of Consent Requested from Shareholders Without Special Meeting and the accompanying Consent/Proxy card, is to be first mailed to Company shareholders on or about May 2, 2003.

                         GENERAL INFORMATION CONCERNING
                     SOLICITATION OF CONSENTS AND PROCEDURES

THE  CONSENT  PROCEDURE

The Reverse Split and the amendments to the Articles of Incorporation each require approval of the Company's shareholders under Nevada corporate law. The elimination of the need for a special meeting of shareholders to approve the Proposed Corporate Actions is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS") which provides that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to approve the Proposed Corporate Actions. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Proposed Corporate Actions as early as possible to accomplish the purposes of the Company as hereafter described, the board of directors of the Company voted to proceed with the Proposed Corporate Actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company. The Company has no provision in its Articles of Incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein. Also, the Company's Bylaws, as amended, specifically authorize the taking of action upon written consent of shareholders owning at least a majority of the voting power without a meeting as set forth herein.



In the case of this solicitation of consents, written unrevoked Consents/Proxies from holders of record of a majority of the issued and outstanding shares of common stock as of the record date must be delivered to the Company to effect the action as to which shareholder consent and approval is being sought hereunder. The deadline for the delivery to the Company of written
Consents/Proxies  is  May  14,  2003.



THE  RECORD  DATE

The board of directors of the Company has fixed the close of business on April 7, 2003 (the "Record Date") as the record date for the determination of
shareholders  entitled  to  approve  the  Proposed  Corporate  Actions.   Only
shareholders of the Company as of the Record Date are entitled tender and submit to the Company written consents/proxies whereby they vote on the Proposed Corporate Actions described herein. As of the Record Date, there were 657,778,000 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders.



SOLICITATION  OF  CONSENTS

Solicitation of consents by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation, In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written consents/proxies to approve and consent to the corporate actions described herein will be borne by the Company.

EFFECTIVENESS  AND  REVOCATION  OF  CONSENTS



The corporate actions proposed herein will be adopted when properly completed, unrevoked Consents/Proxies are signed by the holders of record of Company shareholders having a majority of the voting power of the outstanding shares of Common Stock and submitted to the Company; provided, however, that all Consent/Proxies will expire, unless delivered and present to the Company, on May 14, 2003. Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of Common Stock, the failure to execute a Consent/Proxy has the same effect as the withholding of consent for any proposal.

The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Consent/Proxy form to the Company at the following address:

               DURO  ENZYME  PRODUCTS  INC.
               20436  Fraser  Highway
               Langley,  BC  V3A  4G2

               Tel:  (604)  514-3044
               Fax:  (604)  514-3309
               Attn:  Perry  Smith,  President

Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against the Proposed Corporate Actions. Broker non-votes will not be counted for purposes of determining the number of votes cast.



If a Consent/Proxy card is properly signed and returned to the Company on or before May 14, 2003, unless properly revoked, the shares represented by that Consent/Proxy card will be voted in accordance with the instructions specified thereon. If a Consent/Proxy card is properly signed and returned to the Company on or prior to May 14, 2003 without voting instructions, it will be voted "FOR" the Proposed Corporate Actions.



An executed Consent/Proxy form may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Secretary of the Company a written revocation before the time that the action authorized by the executed Consent/Proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent/Proxy previously given is no longer effective. The delivery of a subsequently dated Consent/Proxy form which is properly marked, dated, signed and delivered to the Company will constitute a revocation of any earlier Consent/Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of March 24, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------
                                                NUMBER OF
                 NAME AND ADDRESS               SHARES OF        PERCENTAGE OF
TITLE OF CLASS   OF BENEFICIAL OWNER            COMMON STOCK     COMMON STOCK(1)
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
Common Stock     PERRY SMITH                      20,000,000      3.04%
                 20436 Fraser Highway
                 Langley, BC  V3A 4G2
                 President, Chief Executive
                 Officer and Director
--------------------------------------------------------------------------------
Common Stock     CHAD BURBACK                     52,000,000      7.91%
                 20436 Fraser Highway
                 Langley, BC  V3A 4G2
                 Secretary and Director
--------------------------------------------------------------------------------
Common Stock     DEAN BRANCONNIER                 52,000,000      7.91%
                 20436 Fraser Highway
                 Langley, BC  V3A 4G2
                 Treasurer, Chief Financial
                 Officer and Director
--------------------------------------------------------------------------------
Common Stock     All Officers and Directors      124,000,000     18.85%
                 as a Group (3 persons)
--------------------------------------------------------------------------------

(1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 24, 2003 . As of March 24, 2003, there were
     657,778,000  shares  of  our  common  stock  issued  and  outstanding.


================================================================================

                                 PROPOSAL NO. 1

                       REVERSE SPLIT OF OUTSTANDING SHARES

On March 24, 2003, our board of directors unanimously executed a written consent authorizing and recommending that our shareholders approve the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each 50 currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock. The Reverse Split will consolidate all of the outstanding shares of common stock on the basis of one new share of common stock for each 50 currently issued and outstanding shares of common stock without correspondingly changing the number of authorized shares of common stock.

PURPOSE  OF  THE  REVERSE  SPLIT

The purpose of the Reverse Split is to reduce the number of shares of common stock outstanding so that our common stock will trade at a higher price per share.

EFFECT  OF  THE  REVERSE  SPLIT

The Reverse Split will decrease the number of outstanding common shares but will not affect any stockholder's proportionate interest in the Company, except for minor differences resulting from the rounding up of fractional shares. Our common stock upon completion of the Reverse Split will continue to be fully paid and non-assessable. The number of shareholders will remain unchanged. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Reverse Split will not affect our total shareholders' equity. All share and per share information will be retroactively adjusted to reflect the reverse split for all periods presented in our future financial reports and regulatory filings.

While it is expected that the Reverse Split will result in an increase in the market price of our common stock, there can be no assurance that our common stock will trade at a multiple of fifty times our current price, or that any such increase will be sustained. If the market price of our common stock declines after the implementation of the Reverse Split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of a Reverse Split.

The possibility exists that the reduced number of outstanding shares will adversely affect the market for our common stock by reducing the relative level of liquidity. In addition, the Reverse Split will increase the number of the shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more. Consequently, there can be no assurance that the Reverse Split will achieve the desired results outlined above.

The Reverse Split, by itself, will not affect the number of authorized shares of common stock outstanding. These authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors in accordance with the NRS, our amended Articles of Incorporation and our bylaws.

We will not become a private company as a result of the Reverse Split and our common stock will continue to be quoted on the OTC Bulletin Board.

EFFECTIVENESS  OF  THE  REVERSE  SPLIT

The Reverse Split will become effectively upon approval by the shareholders of the Company.

NO  APPRAISAL  RIGHTS

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the Reverse Split.

REQUIRED  VOTE

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE REVERSE SPLIT.

                                 PROPOSAL NO. 2

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

On March 24, 2003, our Board of Directors unanimously executed a written consent authorizing and recommending that our shareholders approve a proposal to change the name of the Company from "DURO ENZYME PRODUCTS INC." to "EAPI ENTERTAINMENT, INC.". The Board believes that the new name, EAPI ENTERTAINMENT, INC., will more accurately reflect the Company's current business activities of developing businesses for the electronic entertainment market. Our Board believes that the new name will promote public recognition of the Company and more accurately reflect the Company's products and business focus.




CURRENT  BUSINESS  ACTIVITIES

The Company had previously disclosed that it was actively seeking new business activities. The Company's board of directors identified two distinct business prospects in March, 2003 in the area of electronic entertainment.

The first business prospect is the development of an educational software program that would enable the delivery of on-line safety courses to members of the construction trades in the province of Alberta, Canada. The Company has retained consultants to enable it to complete the preliminary work necessary to submit a proposal to develop and deliver the educational programs. The proposal is to be submitted to a government owned agency that has the mandate of delivering safety education to workers in the Alberta construction industry. The Company's bid will be submitted by May 8, 2003, the deadline for submission of bids. The government agency is anticipated to make an award of the contract by the end of June 2003. There is no assurance that the Company's proposal will be accepted. If the Company's proposal is accepted, the Company would be required to deliver the on-line educational programs by September 23, 2003. The Company anticipates that it would retain the consultants it has worked with to develop the preliminary proposal to complete this work. The Company would require additional financing in order to enable it to complete and deliver the on-line educational program if its proposal is accepted.

The second business prospect is the development of action-based computer entertainment games. The Company entered into negotiations with the principals of an arms-length company that has been established to develop, market and sell computer games. The Company conducted due diligence investigations of the targeted business and determined based on these investigations not to proceed with the negotiation of any acquisition or other business combination agreement. Subsequent to the termination of negotiations, the Company has pursued discussions with several of the principals of the targeted business. The Company has contemplated hiring these principals as consultants in order that they could develop computer games for the Company which the Company would then market and sell. To date, the negotiations have not resulted in the execution of any letter of intent or definitive agreements.

The Company's endeavors into the areas of software development and electronic entertainment remain preliminary. No businesses or assets have been acquired by the Company and there is no assurance that any business or assets will be acquired. In addition, the Company contemplates that it will have to raise substantial financing in order to pursue any new business activities. There is no assurance that any required financing will be achieved. If the Company does enter into an agreement to acquire a new business or assets, the Company contemplates that shareholders will not have the opportunity to vote on the transaction in view of the fact that shareholder approval would not be required under the Company's governing corporate statute, Chapter 78 of the Nevada Revised Statutes entitled "Private Corporations".

EFFECTIVENESS  OF  THE  NAME  CHANGE

If approved by the Company's shareholders, the change in our name will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

NO  APPRAISAL  RIGHTS

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to a change in the name of our company.

REQUIRED  VOTE



The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

                                 PROPOSAL NO. 3

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
            DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On March 24, 2003, the board of directors approved an amendment to our Articles of Incorporation to the decrease to the number of authorized shares of the common stock of the Company from 3,200,000,000 shares to 500,000,000 shares. The board of directors has determined that it would be in the best interests of the Company to amend our Articles of Incorporation to decrease the number of authorized shares of common stock from 3,200,000,000 shares to 500,000,000 shares. The decrease to the authorized number of shares of common stock will not have any impact on the currently issued and outstanding shares of the Company's common stock. The decrease will not affect the rights and restrictions of any issued and outstanding shares of the Company's common stock or any unissued shares, other than to reduce the number of unissued shares available for issue.

EFFECTIVENESS  OF  THE  DECREASE  TO AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

If approved by the Company's shareholders, the decrease to the number of authorized shares of common stock will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Board intends to file the Restated Articles of Incorporation as soon as practicable once shareholder approval is obtained.

NO  APPRAISAL  RIGHTS

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the decrease to the number of authorized shares of common stock.

REQUIRED  VOTE

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact PERRY SMITH, DURO ENZYME PRODUCTS INC.,
20436  Fraser  Highway,  Langley,  BC  V3A  4G2   Tel:  (604)  514-3044


                             BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



Date:   April  29,  2003



                             /s/  Perry  Smith
                             PERRY  SMITH,  President
                             ------------------------
                             DURO  ENZYME  PRODUCTS  INC.

                       RESTATED ARTICLES OF INCORPORATION

                                STATE OF NEVADA
                               Secretary of State
                 (Pursuant to 78.390 - After Issuance of Stock)

     The undersigned hereby adopts as its chartering document these Restated Articles of Incorporation.

                                Article I.  Name

     The  name  of  the  Corporation  is:  EAPI  ENTERTAINMENT,  INC.

                            Article II.  Capital Stock

     2.1     Authorized Capital.

     The total number of shares that this corporation is authorized to issue is Five Hundred Forty Million (540,000,000), consisting of Five Hundred Million (500,000,000) shares of Common Stock having a par value of $0.001 per share and Forty Million (40,000,000) shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2     Issuance of Preferred Stock by Class and in Series.

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidations, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                  Article III.

     The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

     3.1     Omnibus.

     To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

     3.2     Carrying On Business Outside State.

     To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

     3.3     Purposes To Be Construed As Powers.

     The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                   Article IV.

     Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                   Article V.

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   Article VI.

     6.1  Number  of  Directors.

     The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2     Classification of Directors.

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3     Removal of Directors.

     The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

     6.4     Vacancies on Board of Directors.

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

                                Article VII.

     This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                Article VIII.

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                   Article IX.

     9.1     Shareholder Actions.

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2     Number of Votes Necessary to Approve Actions.

     Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3     Special Meetings of Shareholders.

     So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4     Quorum for Meetings of Shareholders.

     Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be case on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                   Article X.

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   Article XI.

     11.1     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3     Effect of Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                  Article XII.

     This Restated Articles of Incorporation shall become effective upon filing.


                               OFFICER'S SIGNATURE
                               -------------------

     The undersigned, President and Secretary of the corporation, for the purpose of restating Articles of Incorporation for EAPI ENTERTAINMENT, INC., hereby makes, files and records this Restated Articles of Incorporation and certifies that it is the act and deed of the corporation and that the facts stated herein are true.



________________________                    ________________________
PERRY SMITH, PRESIDENT                      CHAD BURBACK, SECRETARY

                            DURO ENZYME PRODUCTS INC.
                                 CONSENT / PROXY

             CONSENT BY SHAREHOLDERS OF DURO ENZYME PRODUCTS INC. TO ACTION
                                WITHOUT A MEETING

      THIS CONSENT/ PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of record of DURO ENZYME PRODUCTS INC., a Nevada corporation (the "Company") hereby consents to each of the following corporate actions without a meeting pursuant to NRS 78.320 with respect to all shares of common stock of the Company held by the undersigned.

Please  mark  your  votes  as  indicated:  [X]

IF NO DIRECTION IS MADE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED AND VOTED IN FAVOR OF THE REVERSE SPLIT, THE NAME CHANGE AND THE DECREASE IN AUTHORIZED COMMON STOCK.

1. Resolved that the reverse split of the Company's outstanding shares of common stock on the basis of one new share of common stock for each 50 currently issued and outstanding share of common stock without correspondingly changing the Company's number of authorized shares of common stock be approved.

              CONSENT          WITHOLD CONSENT         ABSTAIN
              [__]             [__]                    [__]

2. Resolved that the Articles of Incorporation of the Company be amended to change the name of the Company from "DURO ENZYME PRODUCTS INC." to "EAPI ENTERTAINMENT, INC."

              CONSENT          WITHOLD CONSENT         ABSTAIN
              [__]             [__]                    [__]

3. Resolved that the Articles of Incorporation of the Company be amended to decrease the number of authorized shares of common stock of the Company to 500,000,000 shares.

              CONSENT          WITHOLD CONSENT         ABSTAIN
              [__]             [__]                    [__]


IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Total Number of Shares Held:      _________________________ Shares
                                  (Will apply to all shares held by the
                                   Shareholder if not specified)


Please Print Name of Shareholder: _______________________________

Date of Execution                 __________________________, 2003


                                  _______________________________
                                  Signature of Shareholder

                                  _______________________________
                                  Signature of Shareholder, if held jointly